TERM NOTE

       $500,000,000                                   New York, New
York
                                                          August 3,
1994

          FOR VALUE RECEIVED, the undersigned, ECKERD CORPORATION, a Delaware corporation (the Borrower ), hereby promises to pay ____________________________ or registered assigns (the
       Lender ), at the office of Chemical Bank (the Administrative Agent ) at 270 Park Avenue, New York, New York 10017, (a) on
the
       Term Loan Maturity Date (as defined in the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (the Credit Agreement ), among the Borrower, the Lenders named therein, Chemical Bank and NationsBank of Florida, N.A., as
       Managing Agents and as Swingline Lenders, and the Administrative
       Agent), the aggregate unpaid principal amount of all Term
Loans
       (as defined in the Credit Agreement) made to the Borrower by the
       Lender pursuant to the Credit Agreement and (b) on each Term
Loan
       Repayment Date (as defined in the Credit Agreement) prior to the
       Term Loan Maturity Date, the principal amount of Term Loans made to the Borrower by the Lender pursuant to the Credit Agreement and payable to the Lender on such Term Loan Repayment Date as provided therein, in each case in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from
       time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on the dates provided in the
       Credit Agreement.

          The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

          The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the
       holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          This Note is issuable only in registered form. The holder hereof, by its acceptance of this Note, shall be deemed to have
       agreed to transfer this Note only on the terms provided in the Credit Agreement.

          All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the
       respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal
       records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under this Note.
          This Note is one of the Term Notes referred to in the Credit
       Agreement, which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Note is secured
       as provided in the Credit Agreement. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     ECKERD CORPORATION,

                                     By: /s/ MARTIN W. GLADYSZ

                                     Name: MARTIN W. GLADYSZ

                                     Title:  Vice President



                              LOANS AND PAYMENTS

                                Payments          Unpaid     Name of
        Amount                                    Principal  Person
        and Type   Maturity                       Balance    Making
Date    of Loan    Date    Principal Interest     of Note    Notation